UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 15, 2007
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Metroplex Drive, Suite 100, Edison, New Jersey 08817
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code (732) 548-0101
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
INDEX TO EXHIBITS
Ex-99.1 Press Release, dated February 15, 2007

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
On January 31, 2007, Hanover Capital Mortgage Holdings, Inc. (the “Company”) entered into a Separation and General Release Agreement (“Termination Agreement”) with Joyce S. Mizerak pursuant to which Ms. Mizerak tendered, and the Company accepted, her resignation as President of Hanover Capital Partners 2, Ltd., as a Senior Managing Director of the Company, as a member of the Company’s Board of Directors, and as a member of the Board of Directors of any of the Company’s affiliates. The Termination Agreement supersedes and nullifies in full Ms. Mizerak’s Amended and Restated Employment Agreement, dated July 1, 2002, with the Company. Ms. Mizerak’s resignation is discussed below in Item 5.02.
Pursuant to the terms of the Termination Agreement, Ms. Mizerak will be paid sixteen (16) month’s salary, eighteen (18) months of COBRA benefits, and certain other benefits in exchange for her agreement to certain non-disclosure conditions as well as to a release in the Company’s favor.
SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN
                    OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(b)	Joyce S. Mizerak, former President of Hanover Capital Partners 2 Ltd., Senior Managing Director of the Company and a member of its Board of Directors, resigned effective as of January 31, 2007.
A copy of the press release describing Ms. Mizerak’s resignation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release, dated February 15, 2007.
[signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
Date: February 15, 2007	By:	/s/ Harold F. McElraft
Harold F. McElraft, Chief Financial
Officer and Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Press Release, dated February 15, 2007.